EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerardo Canet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that to my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                                 /s/Gerardo Canet
                                                    ----------------------------
                                                    Gerardo Canet
                                                    Chief Executive Officer
                                                    November 12, 2004



     Note: A signed original of this written statement required by Section 906 has been provided to IntegraMed America, Inc. and will be retained by IntegraMed America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.